Exhibit 10.2

Execution Version

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “First Amendment”) is made and entered into as of June 17, 2019, by and among (i) MTech Acquisition Corp., a Delaware corporation (together with its successors, the “Company”), (ii) MTech Acquisition Holdings Inc., a Delaware corporation and, prior to the consummation of the transactions contemplated by the Merger Agreement (as defined below) (the “Closing”), a wholly-owned subsidiary of the Company, and which will be known after the Closing as “Akerna Corp.” (“Pubco”), and (iii) MTech Sponsor LLC, a Florida limited liability company (“Sponsor”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement (as defined below) (and if such term is not defined in the Registration Rights Agreement, then the Merger Agreement).

RECITALS

WHEREAS, the Company and Sponsor are parties to that certain Registration Rights Agreement, dated as of January 29, 2018 (the “Registration Rights Agreement”), pursuant to which the Company granted certain registration rights to the Investors with respect to the Company’s securities;

WHEREAS, on October 10, 2018, (i) Pubco, (ii) the Company, (iii) MTech Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), (iv) MTech Company Merger Sub LLC, a Colorado limited liability company and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), (v) Sponsor, in the capacity as the Purchaser Representative thereunder, (vi) MJ Freeway LLC, a Colorado limited liability company (together with its successors, “MJF”) and (vii) Jennifer Billingsley (as the successor to Harold Handelsman), in the capacity as Seller Representative thereunder entered into that certain Agreement and Plan of Merger (as amended from time to time in accordance with the terms thereof, including without limitation by the First Amendment to Merger Agreement, dated April 17, 2019, the “Merger Agreement”);

WHEREAS, pursuant to the Merger Agreement, subject to the terms and conditions thereof, among other matters, upon the Closing (a) Purchaser Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Purchaser Merger”), and with security holders of the Company receiving substantially equivalent securities of Pubco, and (b) Company Merger Sub will merge with and into MJF, with MJF continuing as the surviving entity (the “Company Merger”, and together with the Purchaser Merger, the “Mergers” and, collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”), and with equity holders of MJF receiving shares of common stock of Pubco, and as a result of which Mergers, among other matters, the Company and MJF will become wholly-owned subsidiaries of Pubco and Pubco will become a publicly traded company, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the DGCL and the Colorado Act; and

WHEREAS, the parties hereto desire to amend the Registration Rights Agreement to add Pubco as a party to the Registration Rights Agreement and to revise the terms hereof in order to reflect the Transactions contemplated by the Merger Agreement, including the issuance of the Pubco Common Stock and Pubco Warrants thereunder; and

WHEREAS, pursuant to Section 6.7 of the Registration Rights Agreement, the Registration Rights Agreement can be amended with the written consent of the Company and the holders of at least 66-2/3% of the Registrable Securities at the time in question (provided, that any amendment that adversely affects one holder of Registrable Securities, solely in its capacity as a holder of the shares of Common Stock of the Company, in a manner that is materially different from the other holders of Registrable Securities (in such capacity) shall require the consent of the holder so affected.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of Pubco as a Party to the Registration Rights Agreement. The parties hereby agree to add Pubco as a party to the Registration Rights Agreement. The parties further agree that, from and after the consummation of the Transactions, all of the rights and obligations of the Company under the Registration Rights Agreement shall be, and hereby is, assigned and delegated to Pubco as if it were the original “Company” party thereto. By executing this First Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Registration Rights Agreement, as amended by this First Amendment, including from and after the consummation of the Transactions as if it were the original “Company” party thereto.

2. Amendments to Registration Rights Agreement. The Parties hereby agree to the following amendments to the Registration Rights Agreement:

(a) The defined terms in this First Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Merger Agreement, are hereby added to the Registration Rights Agreement as if they were set forth therein.

(b) The parties hereby agree that the term “Registrable Security” shall include any shares of Pubco Common Stock and Pubco Warrants issued by Pubco to the Sponsor under the Merger Agreement in connection with the Transactions, including those issued for the shares of Class B Common Stock beneficially owned or held by the Sponsor, and any other securities of Pubco or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities. The parties further agree that any reference in the Registration Rights Agreement to “Common Stock” will instead refer to Pubco Common Stock (and any other securities of Pubco or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities).

(c) Section 6.3 of the Registration Rights Agreement is hereby amended to delete the address of the Company (and its copy thereunder) and provide that the following addresses shall be used for notices to Pubco or the Company thereunder:

If to Pubco or the Company, to:		With copies to (which shall not constitute notice):

Akerna Corp.		Graubard Miller
1601 Arapahoe Street, Suite 900		The Chrysler Building
Denver, CO 80202		405 Lexington Avenue - 11th Floor
Attn: Jessica Billingsley, CEO		New York, New York 10174
Facsimile No.: (888) 932-6537		Attn: David Alan Miller, Esq.
Telephone No.: (888) 932-6537		Facsimile No.: (212) 818-8881
Email: jessica@mjfreeway.com		Telephone No.: (212) 818-8661
Email: DMiller@graubard.com

and		and

MTech Sponsor LLC		Ellenoff Grossman & Schole LLP
10124 Foxhurst Court		1345 Avenue of the Americas, 11th Floor
Orlando, Florida 32836		New York, New York 10105
Attn: Scott Sozio	Attn:	Stuart Neuhauser, Esq.
Facsimile No.: (407) 370-3097		Matthew A. Gray, Esq.
Telephone No.: (407) 345-8332		Facsimile No.: (212) 370-7889
Email: scott@vandykeholdings.com		Telephone No.: (212) 370-1300
	Email:	sneuhauser@egsllp.com
mgray@egsllp.com

(d) Section 6.8 of the Registration Rights Agreement is hereby amended by adding the following sentence after the first sentence in Section 6.8:

“The use of the word “including”, “include” or “includes” in this Agreement shall be by way of example rather than by limitation, and shall be deemed in each case to be followed by the words “without limitation”.”

3. Effectiveness. Notwithstanding anything to the contrary contained herein, this First Amendment shall only become effective upon the Closing. In the event that the Merger Agreement is terminated in accordance with its terms prior to the Closing, this First Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

4. Miscellaneous. Except as expressly provided in this First Amendment, all of the terms and provisions in the Registration Rights Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This First Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Registration Rights Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Registration Rights Agreement in the Registration Rights Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this First Amendment (or as the Registration Rights Agreement may be further amended or modified in accordance with the terms thereof). The terms of this First Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Registration Rights Agreement, including Sections 6.11 and 6.12 thereof.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this First Amendment to Registration Rights Agreement as of the date first above written.

The Company:

MTECH ACQUISITION CORP.

By:	/s/ Scott Sozio
	Name:	Scott Sozio
	Title:	CEO

Pubco:

MTECH ACQUISITION HOLDINGS INC.

By:	/s/ Scott Sozio
	Name:	Scott Sozio
	Title:	President

Founder:

MTECH SPONSOR LLC

By:	/s/ Scott Sozio
	Name:	Scott Sozio
	Title:	President

[Signature Page to First Amendment to Registration Rights Agreement]

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